Exhibit 10.1

AMENDMENT NO. 1

TO

AMENDED CHANGE IN CONTROL AND EXECUTIVE EMPLOYMENT AGREEMENT

This is Amendment No. 1 (“Amendment”), dated as of January 23, 2006, to that certain Amended Change in Control and Executive Employment Agreement (the “Agreement”) dated as of August 31, 2005 by and between AmeriVest Properties Inc., a Maryland corporation (the “Company”) and Charles K. Knight (“Executive”, and collectively with the Company, the “Parties”). Terms defined in the Agreement shall have the same meaning when used herein.

RECITALS

WHEREAS, the Parties desire to extend Executive’s Initial Employment Period; and

WHEREAS, pursuant to Section 16(a) of the Agreement, the Parties have agreed to amend the Agreement as specified below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.               The words “an annual” shall be inserted immediately before the word “bonus” and after the word “to” in the first sentence of Section 4(b) of the Agreement.

2.               The first two sentences of Section 4(e) of the Agreement are hereby deleted and the following is inserted in lieu thereof:

“Subject to the provisions set forth in this Agreement, the Company agrees to employ Executive and Executive agrees to be employed by Company as its Chief Executive Officer, beginning retroactively on June 1, 2005 through December 31, 2006 (“Initial Employment Period”). The Company shall provide written notice of its annual election to renew this Agreement for an additional one year term on or before the September 30 immediately preceding the applicable December 31 termination date (“Employment Renewal Date”).”

2.               Except as provided in this Amendment, the Agreement remains in full force and effect.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

AMERIVEST PROPERTIES INC.

By:	/s/ Kathryn L. Hale
Name:	Kathryn L. Hale
Title:	Chief Financial Officer

EXECUTIVE

Charles K. Knight
Charles K. Knight